UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) – April 9, 2025

WEST PHARMACEUTICAL SERVICES, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	1-8036	23-1210010
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

530 Herman O. West Drive, Exton, PA		19341-1147
(Address of principal executive offices)		(Zip Code)
 Registrant’s telephone number, including area code: 610-594-2900

Not Applicable
(Former name or address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.25 per share	WST	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 7, 2025, West Pharmaceutical Services, Inc. (the “Company”) announced that Cindy Reiss-Clark, former Senior Vice President and Chief Commercial Officer, departed from the Company effective that same date. At the time of her departure, Ms. Reiss-Clark was a named executive officer of the Company. In accordance with the Company's standard severance policy, Ms. Reiss-Clark is entitled to severance benefits contingent upon her execution of a release in favor of the Company and its affiliates along with compliance with certain other covenants. Ms. Reiss-Clark and the Company have reached an agreement on the terms of a Separation Agreement and Release (the “Agreement”).

The Agreement provides Ms. Reiss-Clark with the following material benefits: (1) one-year of salary continuation at her then current salary of $489,500, (2) continuation of welfare benefits at the then-current active employee rate, (3) a 2025 payment of $57,526, which is her pro-rated Annual Incentive Plan target, and (4) outplacement services of up to $15,000. In exchange for these benefits, Ms. Reiss-Clark released all potential claims against the Company to the extent permitted by applicable law and agreed not to pursue any litigation against the Company. She also re-affirmed her obligations under her noncompetition and nonsolicitation covenants and agreed to cooperate with the Company as needed. Additionally, both parties agreed to a nondisparagement provision.

A copy of the agreement is included as an exhibit to this Form 8-K, and the aforementioned summary is qualified in its entirety by the detailed terms set forth within the agreement.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibit No.	Description
	10.1	Separation Agreement and Release, dated as of April 9, 2025
	104	The cover page from the Company’s Current Report on Form 8-K, dated April 9, 2025, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 14, 2025	WEST PHARMACEUTICAL SERVICES, INC.

By:	/s/ Kimberly Banks MacKay
Kimberly Banks MacKay
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1	Separation Agreement and Release, dated as of April 9, 2025
104	The cover page from the Company’s Current Report on Form 8-K, dated April 9, 2025, formatted in Inline XBRL.

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